                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Pacific Opportunities Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investments in securities of foreign issuers present greater risks, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B shares and the 1-year, 3- year, 5-year and 10-year periods shown for Class A and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Pacific Opportunities Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	10.27%	13.02%	10.68%	-.92%	-1.11%
Class B	10.09%	12.30%	9.85%	-1.69%	-1.89%
Class C	9.82%	12.11%	9.81%	-1.68%	-1.87%
MSCI All Country Asia Free (excluding Japan) Index+	12.47%	15.75%	12.07%	1.80%	.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/05	$ 13.06	$ 12.87	$ 12.86
10/31/04	$ 11.95	$ 11.69	$ 11.71
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .12	$ —	$ —
Class A Lipper Rankings — Pacific Ex Japan Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	53	of	57	92
3-Year	25	of	52	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Pacific Opportunities Fund — Class A [] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,652	$12,779	$8,997	$8,427
	Average annual total return	6.52%	8.52%	-2.09%	-1.70%
Class B	Growth of $10,000	$10,930	$13,054	$9,092	$8,265
	Average annual total return	9.30%	9.29%	-1.89%	-1.89%
Class C	Growth of $10,000	$11,211	$13,241	$9,187	$8,278
	Average annual total return	12.11%	9.81%	-1.68%	-1.87%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$11,575	$14,076	$10,932	$10,722
	Average annual total return	15.75%	12.07%	1.80%	.70%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming Class AARP and S shares held less than one year had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/05
Scudder Pacific Opportunities Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	10.41%	13.32%	10.98%	-.64%	-.84%
Class AARP	10.31%	13.03%	10.94%	-.64%	-.84%
MSCI All Country Asia Free (excluding Japan) Index+	12.47%	15.75%	12.07%	1.80%	.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 4/30/05	$ 13.17	$ 13.17
10/31/04	$ 12.04	$ 12.03
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .12	$ .12

Class S Lipper Rankings — Pacific Ex Japan Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	51	of	57	88
3-Year	23	of	52	44
5-Year	39	of	41	93
10-Year	22	of	23	92

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Pacific Opportunities Fund — Class S [] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,332	$13,670	$9,682	$9,194
	Average annual total return	13.32%	10.98%	-.64%	-.84%
Class AARP	Growth of $10,000	$11,303	$13,656	$9,682	$9,194
	Average annual total return	13.03%	10.94%	-.64%	-.84%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$11,575	$14,076	$10,932	$10,722
	Average annual total return	15.75%	12.07%	1.80%	.70%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Class AARP; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 3005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,102.70	$ 1,100.90	$ 1,098.20	$ 1,103.10	$ 1,104.10
Expenses Paid per $1,000*	$ 9.33	$ 14.38	$ 13.89	$ 9.23	$ 8.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,015.92	$ 1,011.11	$ 1,011.55	$ 1,016.02	$ 1,016.81
Expenses Paid per $1,000*	$ 8.95	$ 13.76	$ 13.32	$ 8.85	$ 8.05

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Pacific Opportunities Fund	1.79%	2.76%	2.67%	1.77%	1.61%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers Ernie Tam and Lillian Pang discuss Scudder Pacific Opportunities Fund's strategy and the market environment during the six-month period ended April 30, 2005.

Q:  How did the Asian markets perform during the past six months?

A:  Stocks in Asia produced a robust return, building on the rally that has been in place since the spring of 2003. The bulk of the gains came in the first half of the reporting period, when optimism about the region's strong economic growth and positive corporate earnings results helped create a favorable backdrop for equities. In addition, concerns that China's growth would slow too quickly — a so-called "hard landing" — dissipated as the country's economy remained on track.

After rising during the first four months of the period, the Asian markets lost ground during March and April. While the region's fundamental strengths remained intact, investors became nervous due to the emergence of a slowdown in the global economy. Inflation began to creep higher as well, raising fears that the US Federal Reserve Board (the Fed) would have to raise interest rates at a faster than expected pace. In combination, these factors caused investors to become more risk-averse — a development that hurt the performance of asset classes perceived to be higher-risk, such as Asian equities.

Q:  How did the fund perform in comparison with its benchmark and peer group?

A:  The total return of the fund's Class A shares for the six months ended April 30, 2005, was 10.27%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for complete performance information.) The fund underperformed both the 12.47% return of its benchmark, the MSCI All Country Asia Free excluding Japan Index, as well as the 13.42% average return of the 57 funds in its Lipper peer group, Pacific Region Funds.1,2 Please see page 8 for complete Lipper ranking information.

Q:  Why did the fund underperform?

A:  Detractors from the fund's return included our stock selection in Malaysia and Korea. In Malaysia, performance was hurt by our overweight position in Telekom Malaysia Bhd., which lagged the index by roughly 28 percentage points.3 The stock fell due to increased competition, but we continue to hold it in the portfolio because its underlying business fundamentals remain intact. In addition, the company's internal restructuring is underway, which could bode well for its future earnings potential.4 Performance was also negatively affected by our positioning within Korea, which was the best performer among the region's major markets. The fund was positioned too conservatively, with a focus on value stocks, so we were unable to gain the full benefit of the market's rally. From a sector standpoint, our stock picks in the consumer sector underperformed the stocks in the benchmark by a significant margin.

1 The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Pacific Region Funds Category consists of funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the western Pacfic Basin region or a single country within that region. It is not possible to invest directly in a Lipper category.

3 An "overweight" is a weighting in a stock, industry, or country that is greater than the weighting in the benchmark; and "underweight" is a weighting less than the weight in the benchmark.

4 Restructuring refers to the divestment or shuttering or underperforming assets, so that a company can better focus on the parts of its business that deliver higher returns.

We are not happy with the fund's underperformance, but we also recognize that six months is an exceptionally short time period in which to measure investment results. From a longer-term perspective, we believe we will add value through our emphasis on bottom-up, fundamental company research and focus on finding values in areas that are out of favor.

Q:  What factors helped performance?

A:  We added value through stock selection in China, Thailand, Singapore and India. Our stock picks in China outperformed the China-based stocks in the benchmark by a healthy margin, due largely to our position in the energy stock PetroChina Co., Ltd. The company made up more than one-thirds of the fund's position in China, and this aided performance as the continued strength in oil prices boosted energy stocks worldwide. Our position in Thailand outperformed for much the same reason, as the oil stock PTT PCL performed very well. In Singapore, our winners included Singapore Exchange Ltd., the country's publicly-traded stock exchange company and ComfortDelGro Corp., Ltd., a taxi company that has benefited from the recovery in the domestic economy. The domestic consumption theme also played a role in our outperformance in India, where State Bank of India and Gujarat Ambuja Cements Ltd. both benefited from an improving economic backdrop. On a sector basis, we generated the most meaningful outperformance in the information technology, financials and materials industries.

Q:  What changes did you make to the fund's positioning?

A:  The changes we made to the portfolio were the result of our bottom-up analysis and our search for attractive values — particularly those that allow us to take a stance apart from the overall market consensus. For example, we increased the fund's weighting in Taiwanese technology stocks. The tech sector performed poorly in 2004, and we believe the current valuation level of many companies is discounting an overly pessimistic outlook.5 This means that if technology spending does not weaken to the extent that the market is expecting, there could be some meaningful upside in the group. This is particularly true for stocks in Taiwan, which represents the "heartland" of the global tech sector. Stocks we purchased in this vein included the semiconductor companies Hon Hai Precision Industry Co., Ltd. and MediaTek, Inc.

5 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

In China, we elected to reduce the fund's holdings in basic materials and energy stocks. While these groups have done very well in the past two years, we see little room for earnings to beat expectations in a meaningful fashion. We therefore elected to take profits in these areas and redeploy assets into areas where there is potential opportunity, such as the consumer sector. For instance, we are enthusiastic on the prospects for Denway Motors, Ltd. (Hong Kong), a stock that has underperformed but that we believe has an excellent franchise and strong long-term potential.

Elsewhere, we have added to the fund's weighting in Korea, where we are finding companies with strong cash flows, attractive dividend yields and relatively inexpensive valuations. Recent additions include the financial stocks Kookmin Bank and Hana Bank, which we believe will capitalize on a strengthening of the consumer sector. We also added to Daewoo Shipbuilding & Marine Engineering Co., Ltd. The company's results have been hurt by the rising cost of steel, but we believe its order flow is strong and its prospects for 2006 and 2007 seem favorable. Although we have added to the fund's position in Korea, the portfolio is only market-weight in the country as we expect slowing exports will have a negative effect on the overall economy in the second half.

We are less enthusiastic on Indonesia, where we believe the central bank will be forced to raise interest rates due to a rise in inflation. The fund is also underweight in India, where we believe stocks are too richly priced, especially in the large-cap area. Given that interest rates still have room to rise and the potential exists for the economy to grow slower than expected, our view is that now is not the time to be overweight India. We have a more favorable outlook on the Philippines, however. Since we believe that value opportunities still exist despite the market's strong performance in 2004, we have been adding to property stocks and domestic-focused companies.

Q:  What is your broad view of the investment backdrop in Asia?

A:  We are cautious on the short-term outlook for the Asian markets, but we remain positive on the longer-term picture. In the near term, we believe Asian stocks will be hurt by the fact that a number of central banks, most notably the United States, likely have further to go before they are finished raising interest rates. Given the sensitivity of the Asian markets to the global rate picture, we view this as a potential hindrance to performance. Another important issue is the fact that, in our view, the market's outlook for earnings is too optimistic. If expectations are revised downward, it is likely that stock prices will suffer accordingly. It is also important to keep in mind that the asset class has produced stellar returns over the past two years, meaning that the "easy" gains are likely behind us.

Having said this, we continue to believe Asian equities continue to represent an attractive long-term opportunity. In the wake of the 1997-98 financial crisis, we have witnessed a wave of change in Asia that has created a more rational business environment and better fiscal management by the region's governments. The result has been not only a stronger export sector with the ability to capitalize on stronger global growth, but the emergence of a middle class to fuel domestic consumption across the region. Additionally, the continued growth of the Chinese economy represents a positive for all of Asia. Given this positive backdrop, as well as the continued reasonable valuations and — in many cases — high dividend yields of Asian companies, we intend to take advantage of market weakness by adding to the fund's positions in the companies in which we have the highest level of conviction.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographical (Excludes Cash Equivalents)	4/30/05	10/31/04

Hong Kong	26%	25%
Korea	26%	26%
Taiwan	18%	16%
Singapore	10%	11%
India	6%	6%
China	5%	5%
Malaysia	4%	5%
Thailand	4%	3%
Philippines	1%	1%
Indonesia	—	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/05	10/31/04

Financials	29%	29%
Information Technology	18%	17%
Industrials	15%	13%
Consumer Discretionary	9%	5%
Telecommunication Services	9%	9%
Energy	7%	9%
Materials	5%	8%
Utilities	5%	6%
Consumer Staples	2%	2%
Other	1%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (33.3% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	8.9%
2. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	3.1%
3. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	3.1%
4. Kookmin Bank Provider of commercial banking services	Korea	3.1%
5. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.9%
6. China Mobile (Hong Kong) Ltd. Provider of cellular telecommunication services	Hong Kong	2.7%
7. CLP Holdings Ltd. Generator and supplier of electricity	Hong Kong	2.7%
8. Formosa Chemicals & Fibre Corp. Manufactures and markets petrochemical products	Taiwan	2.4%
9. Chungwha Telecom Co., Ltd. Provides local, domestic and international long distance service	Taiwan	2.2%
10. Hyundai Motor Co., Ltd. Sells and exports cars, trucks and commercial vehicles	Korea	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.4%
China 4.7%
First Tractor Co., Ltd. "H"*	1,103,000	179,611
Guangshen Railway Co., Ltd. "H"	3,226,000	1,115,091
Huaneng Power International, Inc. "H"	2,419,200	1,843,298
PetroChina Co., Ltd. "H"	3,169,000	1,881,611
(Cost $4,754,996)		5,019,611
Hong Kong 26.0%
BOC Hong Kong (Holdings) Ltd.	648,000	1,234,667
Cheung Kong Holdings Ltd.	220,000	2,080,989
China Mobile (Hong Kong) Ltd.	841,000	2,935,979
CLP Holdings Ltd.	503,000	2,863,043
CNOOC Ltd.	3,542,000	1,907,743
Cosco Pacific Ltd.	581,000	1,264,477
Denway Motors Ltd.	2,701,000	942,800
First Pacific Co., Ltd.*	5,038,000	1,534,365
Hang Seng Bank Ltd.	244,700	3,350,268
Hongkong Land Holdings Ltd.	463,000	1,340,274
Hutchison Whampoa Ltd.	376,200	3,374,046
Lifestyle International Holdings Ltd.	639,500	1,004,150
Pacific Basin Shipping Ltd.	2,247,000	1,006,924
Shangri-La Asia Ltd.	368,000	562,069
Sun Hung Kai Properties Ltd. (REIT)	146,000	1,402,384
The Wharf (Holdings) Ltd.	320,000	1,071,133
(Cost $27,171,442)		27,875,311
India 5.7%
Gujarat Ambuja Cements Ltd.	117,470	1,136,264
Infosys Technologies Ltd.	30,050	1,309,699
National Thermal Power Corp. Ltd.	263,500	497,897
Ranbaxy Laboratories Ltd.	46,415	973,794
Reliance Industries Ltd.	67,011	812,963
State Bank of India	55,944	752,127
Tata Consultancy Services Ltd.	25,076	652,090
(Cost $4,877,602)		6,134,834
Indonesia 0.4%
PT Bank Internasional Indonesia Tbk* (Cost $456,678)	21,753,000	409,979
Korea 26.0%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	108,560	1,973,705
Hana Bank	30,720	776,135
Hyundai Motor Co., Ltd.	42,300	2,307,782
Kook Soon Dang Brewery Co., Ltd.	60,459	901,198
Kookmin Bank	78,200	3,316,924
Korea Exchange Bank*	180,740	1,523,605
KT Freetel Co., Ltd.	73,790	1,697,436
KT&G Corp.	44,700	1,612,770
LG Electronics, Inc.	21,900	1,471,419
Samsung Electronics Co., Ltd.	20,705	9,499,373
Shinsegae Co., Ltd.	4,400	1,408,943
SK Corp.	24,410	1,367,157
(Cost $21,317,725)		27,856,447
Malaysia 4.0%
IOI Corp.	390,000	940,584
Malayan Banking Bhd.	281,000	860,727
Sime Darby Bhd.	769,000	1,195,443
Telekom Malaysia Bhd.	500,200	1,273,163
(Cost $4,231,613)		4,269,917
Philippines 1.0%
Bank of Philippine Islands (Cost $897,779)	1,154,000	1,023,258
Singapore 9.5%
City Developments Ltd.	337,000	1,423,417
ComfortDelGro Corp., Ltd.	1,125,000	1,199,692
Keppel Corp.	278,000	1,819,559
Oversea-Chinese Banking Corp., Ltd.	135,000	1,108,195
Singapore Airlines Ltd.	140,000	958,960
Singapore Exchange Ltd.	1,359,000	1,546,199
Singapore Press Holdings Ltd.	494,000	1,316,574
Singapore Telecommunications Ltd.	531,650	832,346
(Cost $8,481,770)		10,204,942
Taiwan 17.5%
AU Optronics Corp.	1,328,000	2,126,575
Bank of Kaohsiung	1,027,000	704,682
Cathay Financial Holding Co., Ltd.	618,000	1,123,837
China Steel Corp.	1,633,000	1,687,967
Chungwha Telecom Co., Ltd.	1,170,000	2,308,088
Far East Textile Ltd.	2,081,941	1,421,557
Formosa Chemicals & Fibre Corp.	1,250,000	2,558,292
Hon Hai Precision Industry Co., Ltd.	247,000	1,181,527
MediaTek, Inc.	120,000	917,800
Mega Financial Holding Co., Ltd.	1,831,280	1,152,360
Taiwan Semiconductor Manufacturing Co., Ltd.	1,886,641	3,153,042
Unimicron Technology Corp.	565,000	447,012
(Cost $18,427,629)		18,782,739
Thailand 3.6%
Krung Thai Bank PCL (Foreign Registered)	7,188,500	1,530,825
PTT PCL (Foreign Registered)	366,200	1,856,763
The Siam Cement PCL (Foreign Registered)	77,700	469,526
(Cost $3,569,176)		3,857,114
Total Common Stocks (Cost $94,186,410)		105,434,152

Cash Equivalents 1.5%
United States
Scudder Cash Management QP Trust, 2.81% (b) (Cost $1,629,067)	1,629,067	1,629,067
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $95,815,477) (a)	99.9	107,063,219
Other Assets and Liabilities, Net	0.1	148,841
Net Assets	100.0	107,212,060

* Non-income producing security.

(a) The cost for federal income tax purposes was $95,990,057. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $11,073,162. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,148,239 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,075,077.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $94,186,410)	$ 105,434,152
Investment in Scudder Cash Management QP Trust (cost $1,629,067)	1,629,067
Total investments in securities, at value (cost $95,815,477)	107,063,219
Foreign currency, at value (cost $1,011,901)	1,023,848
Dividends receivable	595,378
Interest receivable	5,158
Receivable for Fund shares sold	30,603
Foreign taxes recoverable	53,922
Other assets	13,255
Total assets	108,785,383
Liabilities
Payable for Fund shares redeemed	1,270,927
Deferred foreign taxes payable	36,004
Accrued management fee	71,292
Other accrued expenses and payables	195,100
Total liabilities	1,573,323
Net assets, at value	$ 107,212,060
Net Assets
Net assets consist of: Undistributed net investment income	200,793
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $36,004)	11,211,738
Foreign currency related transactions	13,255
Accumulated net realized gain (loss)	(25,775,217)
Paid-in capital	121,561,491
Net assets, at value	$ 107,212,060

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,188,771 ÷ 1,086,033 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 13.06
Maximum offering price per share (100 ÷ 94.25 of $13.06)	$ 13.86

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,881,102 ÷ 301,623 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 12.87

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,737,206 ÷ 212,784 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 12.86
Class AARP Net Asset Value, offering and redemption price(a) per share ($1,382,515 ÷ 104,999 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 13.17
Class S Net Asset Value, offering and redemption price(a) per share ($85,022,466 ÷ 6,456,559 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 13.17

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $174,819)	$ 1,510,136
Interest — Scudder Cash Management QP Trust	34,641
Total Income	1,544,777
Expenses: Management fee	463,625
Services to shareholders	199,224
Custodian and accounting fees	133,003
Distribution service fees	48,751
Auditing	44,917
Legal	5,728
Directors' fees and expenses	83
Reports to shareholders	15,804
Registration fees	20,505
Other	2,248
Total expenses before expense reductions	933,888
Expense reductions	(3,918)
Total expenses after expense reductions	929,970
Net investment income (loss)	614,807
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,301,954
Foreign currency related transactions	6,521
8,308,475
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $80,410)	1,661,137
Foreign currency related transactions	3,365
1,664,502
Net gain (loss) on investment transactions	9,972,977
Net increase (decrease) in net assets resulting from operations	$ 10,587,784

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 614,807	$ 937,851
Net realized gain (loss) on investment transactions	8,308,475	16,003,422
Net unrealized appreciation (depreciation) on investment transactions during the period	1,664,502	(7,281,395)
Net increase (decrease) in net assets resulting from operations	10,587,784	9,659,878
Distributions to shareholders from: Net investment income: Class A	(124,445)	(123,320)
Class AARP	(11,129)	(3,661)
Class S	(804,555)	(703,831)
Fund share transactions: Proceeds from shares sold	11,730,506	37,431,234
Reinvestment of distributions	895,856	739,280
Cost of shares redeemed	(17,959,053)	(48,567,195)
Redemption fees	5,995	56,787
Net increase (decrease) in net assets from Fund share transactions	(5,326,696)	(10,339,894)
Increase (decrease) in net assets	4,320,959	(1,510,828)
Net assets at beginning of period	102,891,101	104,401,929
Net assets at end of period (including undistributed net investment income of $200,793 and $526,115, respectively)	$ 107,212,060	$ 102,891,101

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.95	$ 10.90	$ 7.97	$ 7.37	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.07	.08	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.16	1.04	2.85	.62	(2.00)
Total from investment operations	1.23	1.11	2.93	.59	(2.01)
Less distributions from: Net investment income	(.12)	(.07)	—	—	—
Redemption fees	.00***	.01	.00***	.01	.01
Net asset value, end of period	$ 13.06	$ 11.95	$ 10.90	$ 7.97	$ 7.37
Total Return (%)[d]	10.27**	10.32[e]	36.76	8.14	(21.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	14	18	7	6
Ratio of expenses before expense reductions (%)	1.79*	1.89	1.76	1.79	1.80*
Ratio of expenses after expense reductions (%)	1.79*	1.88	1.76	1.79	1.80*
Ratio of net investment income (loss) (%)	1.04*	.76	.94	(.33)	(.09)*
Portfolio turnover rate (%)	96*	80	109	77	212

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.69	$ 10.69	$ 7.88	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.00)***	.01	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.17	.99	2.80	.62	(2.00)
Total from investment operations	1.18	.99	2.81	.52	(2.03)
Redemption fees	.00***	.01	.00***	.01	.01
Net asset value, end of period	$ 12.87	$ 11.69	$ 10.69	$ 7.88	$ 7.35
Total Return (%)[d]	10.09e**	9.35[e]	35.66	7.21	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4	4	4
Ratio of expenses before expense reductions (%)	2.88*	2.83	2.59	2.59	2.61*
Ratio of expenses after expense reductions (%)	2.76*	2.67	2.59	2.59	2.61*
Ratio of net investment income (loss) (%)	.09*	(.04)	.11	(1.13)	(.90)*
Portfolio turnover rate (%)	96*	80	109	77	212

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.71	$ 10.70	$ 7.89	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.00***	.02	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.14	1.00	2.79	.63	(2.00)
Total from investment operations	1.15	1.00	2.81	.53	(2.03)
Redemption fees	.00***	.01	.00***	.01	.01
Net asset value, end of period	$ 12.86	$ 11.71	$ 10.70	$ 7.89	$ 7.35
Total Return (%)[d]	9.82**	9.44[e]	35.61	7.35	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	1	1
Ratio of expenses before expense reductions (%)	2.67*	2.79	2.55	2.56	2.57*
Ratio of expenses after expense reductions (%)	2.67*	2.67	2.55	2.56	2.57*
Ratio of net investment income (loss) (%)	.16*	.04	.15	(1.10)	(.86)*
Portfolio turnover rate (%)	96*	80	109	77	212

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.04	$ 10.98	$ 8.01	$ 7.38	$ 10.08	$ 10.93
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.12	.10	(.01)	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.18	1.03	2.87	.63	(2.73)	(.84)
Total from investment operations	1.25	1.15	2.97	.62	(2.72)	(.85)
Less distributions from: Net investment income	(.12)	(.10)	—	—	—	—
Redemption fees	.00***	.01	.00***	.01	.02	—
Net asset value, end of period	$ 13.17	$ 12.04	$ 10.98	$ 8.01	$ 7.38	$ 10.08
Total Return (%)	10.31e**	10.71[e]	37.08	8.54	(26.79)	(7.78)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.388		.167	.064	.002
Ratio of expenses before expense reductions (%)	1.84*	1.70	1.51	1.51	1.67	1.75*
Ratio of expenses after expense reductions (%)	1.77*	1.69	1.51	1.51	1.67	1.75*
Ratio of net investment income (loss) (%)	1.06*	.95	1.19	(.05)	.19	(.11)**
Portfolio turnover rate (%)	96*	80	109	77	212	134

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.03	$ 10.98	$ 8.01	$ 7.38	$ 10.09	$ 11.76
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.12	.10	(.01)	.01	(.18)
Net realized and unrealized gain (loss) on investment transactions	1.18	1.02	2.87	.63	(2.74)	(1.55)
Total from investment operations	1.26	1.14	2.97	.62	(2.73)	(1.73)
Less distributions from: Net investment income	(.12)	(.10)	—	—	—	—
Redemption fees	.00***	.01	.00***	.01	.02	.06
Net asset value, end of period	$ 13.17	$ 12.03	$ 10.98	$ 8.01	$ 7.38	$ 10.09
Total Return (%)	10.41**	10.62[c]	37.08	8.54	(26.86)	(14.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	82	80	66	65	105
Ratio of expenses before expense reductions (%)	1.61*	1.71	1.51	1.51	1.67	2.05[d]
Ratio of expenses after expense reductions (%)	1.61*	1.65	1.51	1.51	1.67	2.03[d]
Ratio of net investment income (loss) (%)	1.22*	.99	1.19	(.05)	.19	(1.29)
Portfolio turnover rate (%)	96*	80	109	77	212	134

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.98% and 1.98%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $34,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($13,500,000), October 31, 2007 ($70,000), October 31, 2008 ($2,340,000) and October 31, 2009 ($18,090,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. For the period November 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class AARP and S shareholders for less than one year were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $50,788,643 and $52,987,732, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of .85% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited ("DeAM Asia"). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 19,829	$ —	$ 5,425
Class B	11,280	2,212	2,041
Class C	4,434	—	1,306
Class AARP	3,520	372	—
Class S	136,608	—	35,025
	$ 175,671	$ 2,584	$ 43,797

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $41,374, of which $13,964 is unpaid at April 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 14,931	$ 2,535
Class C	9,109	1,638
	$ 24,040	$ 4,173

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 16,897	$ 3,428.23%
Class B	4,778	765.24%
Class C	3,036	720.25%
	$ 24,711	$ 4,913

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $2,851.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $7,039 and $325, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2005, SDI received none.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $27 and $28, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $1,334, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this Fund focuses its investments in certain geographic regions, thereby increasing its vulnerability to developments in a particular region and potentially subjecting the Fund's shares to greater price volatility. Please read this Fund's prospectus for specific details regarding its risk profile.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	381,308	$ 4,998,047	1,373,204	$ 16,218,289
Class B	60,238	782,758	358,420	4,164,866
Class C	139,829	1,793,773	287,344	3,287,466
Class AARP	27,136	357,907	89,758	1,076,824
Class S	286,530	3,798,021	1,079,998	12,683,789
		$ 11,730,506		$ 37,431,234
Shares issued to shareholders in reinvestment of distributions
Class A	9,169	$ 117,181	6,490	$ 71,780
Class AARP	813	10,479	314	3,491
Class S	59,689	768,196	59,693	664,009
		$ 895,856		$ 739,280
Shares redeemed
Class A	(478,931)	$ (6,201,276)	(1,895,386)	$ (21,893,491)
Class B	(83,768)	(1,072,727)	(412,440)	(4,764,653)
Class C	(107,929)	(1,389,476)	(260,922)	(2,966,840)
Class AARP	(11,852)	(155,671)	(36,553)	(428,541)
Class S	(693,366)	(9,139,903)	(1,610,825)	(18,513,670)
		$ (17,959,053)		$ (48,567,195)
Redemption fees		$ 5,995		$ 56,787
Net increase (decrease)
Class A	(88,454)	$ (1,080,053)	(515,692)	$ (5,603,422)
Class B	(23,530)	(289,969)	(54,020)	(599,785)
Class C	31,900	404,297	26,422	320,626
Class AARP	16,097	212,715	53,519	659,142
Class S	(347,147)	(4,573,686)	(471,134)	(5,116,455)
		$ (5,326,696)		$ (10,339,894)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SPAOX	SBPOX	SPCCX
CUSIP Number	811165-661	811165-653	811165-646
Fund Number	473	673	773

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SPOPX	SCOPX
Fund Number	173	073
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Pacific Opportunities Fund, a series
                                    of Scudder International Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Pacific Opportunities Fund, a series
                                    of Scudder International Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 30, 2005